Introduction to MAM Software Group, Inc NASDAQ:MAMS Michael G. Jamieson President & Chief Executive Officer Charles F. Trapp Executive Vice President & Chief Financial Officer Driving Business Performance 1031 10am cm MARCH 2014

Driving Business Performance Statements and/or figures included in this presentation that are not historical facts (including any statements or projection s c oncerning plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto ), are forward - looking statements. These statements can be identified by the use of forward - looking terminology including “forecast,” “ may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “continue” or other similar words. These statements discuss future exp ect ations, contain projections of results of operations or of financial condition or state other “forward - looking” information. We and our representatives may from time to time make other oral or written statements that are also forward - looking statements. These forward - looking statements are made based upon management’s current plans, and best expectations, estimates, assumptions and beliefs concerning future events that may impact the company’s future prospects and therefore involve a number of risks a nd uncertainties. MAM Software Group, Inc cautions that forward - looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward - looking statements. Because these forward - looking statements involve risks and uncertainties, actual results could differ materially from those expr essed or implied by these forward - looking statements for a number of important reasons. MAM Software Group, Inc. expressly disclaims any intention or obligation to revise or update any forward - looking statements whether as a result of new information, future events , or otherwise. Safe harbor statement

Driving Business Performance MAM Software is a lead ing provider of cloud based and on - premise business solutions and services for the automotive aftermarket and other vertical markets Who are we? ▪ Founded in 1984 ▪ NASDAQ CM: MAMS ▪ TTM Total Revenue $29.9m (Dec. 31, 2013) ▪ TTM End Recurring Revenue 70.6% (Dec. 31, 2013) ▪ US & UK operations (201 full time and 7 part time) ▪ 5,000+ software customers & 12,000+ catalog users $29.9m TTM TOTAL REVENUE 70.6% TTM RECURRING REVENUE

Driving Business Performance ▪ Dominant UK aftermarket position (70% Market share ) ▪ Industry leader with high barriers to entry: ▪ Proven technology ▪ Widespread market acceptance ▪ Mature relationships with leading groups ▪ Comprehensive product portfolio comprising modern complementary solutions ▪ Significant customer base with strong recurring revenues ▪ High levels of customer retention ▪ Growth opportunity in cloud solutions (SaaS, DaaS , iPaaS ) ▪ Expansion opportunities into multiple international markets ▪ Exceptional staff with extensive knowledge and experience What are our strengths? 70 % CLOUD OPPORTUNITIES UK PENETRATION

Driving Business Performance MAM Software develops a range of business management, data and e - commerce solutions (SaaS, DaaS , iPaaS ) that help companies conduct their business more efficiently, encourage customer loyalty and increase revenue What do we do? Business Management Software ▪ Wholesale & retail sales ▪ Purchasing & inventory ▪ Warehouse management ▪ Integrated accounting ▪ Business intelligence & CRM e - Commerce Solutions ▪ B2B web portals ▪ B2C web sites ▪ Internet EDI Mobile Applications ▪ Vehicle health check ▪ Damage inspection ▪ Inventory control ▪ Reps module Data Products & Services ▪ Data as a Service ( DaaS ) ▪ All - makes auto parts catalog ▪ Supplier d ata management tools ▪ Licence plate lookup Delivery ▪ Cloud ▪ Hosted SaaS ▪ Browser - based SaaS ▪ On - premise Integration Platform as a Service ( iPaaS )

Driving Business Performance ▪ UK and US automotive aftermarkets ( parts and accessories , tires) ▪ UK vertical markets (including builders merchants, electrical wholesalers, plumbers merchants and general wholesaling ) ▪ Connecting each link in the supply chain from the manufacturer to consumer Who are our target markets ? MANUFACTURER MERCHANT ACCESSORY RETAILER AUTO SHOP (SIGLE SITE) AUTO REPAIR SHOP TIRE DEALER CONSUMER PARTS MANUFACTURER WAREHOUSE DISTRIBUTOR JOBBER Parts Verticals TIRE MANUFACTURER TIRE WHOLESALER Tire

Driving Business Performance Who are our customers? UK Parts UK Verticals US Auto Repair & Tire US Parts

Driving Business Performance ALLDATA Strategic Agreement ▪ ALLDATA to white - label MAM cloud shop management system (SMS) ▪ ALLDATA is a leading provider of manufacturers’ automotive repair information and solutions, owned by AutoZone ▪ Current customer base of 80,000 automotive repair and collision shop subscribers ▪ Cloud platform simplifies deployment and management ▪ SMS will help shops enhance profitability and strengthen customer relationships “MAM Software is a major provider of shop management solutions and an excellent fit for ALLDATA.” Jeff Lagges , President, ALLDATA Business highlights

Driving Business Performance Autocat + cloud - based parts catalog ▪ Unique in the North American market ▪ Innovative Data as a Service ( DaaS ) approach aims to reduce data latency ▪ Allows manufacturers to update product data in real - time ▪ Provides distributors with accurate, up - to - date information ▪ Wins Business Tools category in product showcase at AAPEX 2014 “We are delighted that our Autocat + parts catalog has won this prestigious award from such a respected organization.” Mike Jamieson, CEO, MAM Software Strategic advantage

Driving Business Performance ▪ United Kingdom ▪ Continued growth in automotive sector – SaaS & DaaS solutions ▪ New products – mobile, big data ▪ Increased penetration in tire sector ▪ Continued growth in vertical markets ▪ Acquisitions Growth o pportunities * Includes legacy software users ** Source = Experian B2B Prospector Sector Customers Addressable Total Market (Businesses) Avg. Annual SaaS Revenue per Business Avg. Annual DaaS Revenue per Business Potential Annual XaaS Market Value Warehouse Distributors & Auto Parts Stores 1,224 1,806 ** $11,000 $4,500 $28m Wholesale & Retail Tire Dealers 28 1,773 ** $6,000 $2,500 $15m Auto Repair Shops 3,646* 25,000 ** $634 n/a $16m Verticals (merchants) 63 1,576 ** $12,000 n/a $19m

Driving Business Performance ▪ North America ▪ Continued growth in parts distribution sector – SaaS & DaaS solutions ▪ Increased penetration in tire sector ▪ Growth in auto repair shop sector – SaaS based shop management system (SMS) ▪ Long term - expansion into vertical markets ▪ Acquisitions Growth o pportunities * Source = AAIA 2013 Factbook (2011 data) Adjusted for large companies with internal developed systems Sector Customers / Outlets Addressable Total Market (Outlets) Avg. Annual SaaS Revenue per Outlet Avg. Annual DaaS Revenue per Outlet Potential Annual XaaS Market Value Warehouse Distributors & Auto Parts Stores 113 / 570 12,500 * $11,000 $4,500 $194m Wholesale & Retail Tire Dealers 136 / 469 17,500 * $6,000 $2,500 $159m Auto Repair Shops 247 / 1503 71,700 * $1,550 n/a $111m

Driving Business Performance S aaS progress KPIs 2 % CHURN RATE +21.7% YEAR ON YEAR QUARTERLY INCREASE IN CUSTOMERS +74% YEAR ON YEAR QUARTERLY INCREASE IN REVENUE $ 6 MONTHS CUSTOMER ACQUISITION COSTS (CAC) RECOVERY PERIOD Software as a Service progress - Key Performance Indicators

Selected Financial Data Ticker Symbol MAMS (NASDAQ CM) 52 Week Range $3.35 - $6.29 Fiscal year end Jun - 30 Outstanding Shares as of March 1, 2014 14,514,484 Stock Option - Average Exercise Price $1.18 148,222 Warrants Exercised at $3.00 6,604 Fully Diluted Shares Outstanding as of March 1, 2014 14,669,310 Enterprise Value Dec. 31 2013 Shares Outstanding (count) 14,494,437 Closing Price $4.98 Equity Value $72,182,300 Debt - Less Cash : (5,179,000) Enterprise Value $67,003,300 Rolling Twelve Month EBITDA $5,183,000 Driving Business Performance Financials

Driving Business Performance Financials Q2 Financial Highlights Q2 2014 Q2 YoY Change Total Revenue $ 7,362,000 + 9.0 % Total Recurring Revenue $ 5,331,000 + 12.3 % Total XaaS Revenue $ 2,346,000 + 23.2 % Total SaaS Revenue $ 698,000 + 74.1 % Total DaaS Revenue $ 1,648,000 + 9.6 % Total Earnings $ 393,000 - 49.9 % Second Quarter Highlights

Driving Business Performance Financials $13,300 $14,600 $15,800 $17,900 $19,190 $21,058 $7,800 $9,600 $9,900 $8,200 $8,276 $8,813 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 2009 2010 2011 2012 2013 Q22014 Value (Thousands) MAM Software Group Revenue Recurring Revenue Recurring Revenue [A] Software Revenue Software Revenue [A] [A] – White ~ 6m Actuals -- Black ~ TTM Q1&Q2(2014) + Q3&Q4(2013) 36.97% 63.03% 39.67% 60.33% 38.54% 61.48% 68.58% 31.42% $4,394 $10,529 [A] TTM data does not represent a projection of results. Shown for illustration purposes only. 69.87% 30.13% 29.44% 70.56% [A] $21,100 $24,200 $25,700 $26,100 $27,500 $ 29,871 - A $14,923 - 6m

Statement of Operations For the Three Months Ended Dec. 31, For the Six Months Ended Dec. 31 , 2013 2012 2013 2012 Revenue $7,362,000 $6,754,000 $14,923,000 $13,237,000 Cost of Revenues 3,388,000 2,826,000 6,703,000 5,536,000 Gross Margin 3,974,000 3,928,000 8,220,000 7,701,000 Operating Expenses 3,425,000 2,881,000 6,814,000 5,740,000 Operating Income 549,000 1,047,000 1,406,000 1,961,000 Other Income (expense) (6,000) (81,000) (33,000) (242,000) Income before Income Taxes 543,000 966,000 1,373,000 1,719,000 Provision for Income Taxes (150,000) (182,000) (288,000) (311,000) Net income (loss) $393,000 $784,000 $1,085,000 $1,408,000 Earnings per share - Basic $ 0.03 $0.06 $ 0.08 $ 0.11 Earnings per share – Diluted $ 0.03 $ 0.06 $ 0.08 $ 0.11 Driving Business Performance Financials

Calculation of Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (values in thousands) For the Three Months Ended Dec. 31 For the Six Months Ended Dec. 31 2013 2012 2013 2012 Net Income $393 $784 $1,085 $1,408 Interest Expense 6 39 33 80 Taxes 150 182 288 311 Gain on Settlement of Liabilities - - - (13) Gain on Settlement of Derivative Liabilities - - - (73) Depreciation and Amortization 249 284 515 574 Non - cash Equity Compensation 149 73 328 185 One Time Expenses - - 82 - Change in Fair Value of Derivative Liabilities - 42 - 248 EBITDA $947 $1,404 $2,331 $2,720 Driving Business Performance Financials

Condensed Balance Sheet For the Period Ended Dec - 31 Jun - 30 Jun - 30 Jun - 30 2013 2013 2012 2011 Assets Cash and Cash Equivalents $5,179,000 $4,061,000 $3,628,000 $2,770,000 Accounts Receivable 3,825,000 3,511,000 3,507,000 3,340,000 All Other Current Assets 1,899,000 2,175,000 1,315,000 1,075,000 10,903,000 9,747,000 8,450,000 7,135,000 Long - Term Assets 12,103,000 11,594,000 12,334,000 13,635,000 Total Assets 23,006,000 21,341,000 20,784,000 20,770,000 Liabilities and Stockholders' Equity Total Current Liabilities 5,598,000 6,245,000 6,776,000 7,760,000 Total Long - Term Liabilities 475,000 474,000 867,000 1,537,000 Total Liabilities 6,073,000 6,719,000 7,643,000 9,297,000 Total Stockholders' Equity 16,933,000 14,622,000 13,141,000 11,473,000 Total Liabilities and Stockholders' Equity $23,006,000 $21,341,000 $20,784,000 $20,770,000 Driving Business Performance Financials

Driving Business Performance Financial Model 2012 (ACTUAL) 2013 (ACTUAL) Future ($50M in Revenue) Future (2) ($100M in Revenue) Sales Level ($ Millions) $26.0 $27.5 $50* $100* Gross Margin (% of sales) 59.1% 58.5% 66% 71% R&D (% of sales) 12.5% 12.4% 8.6% 8.2% SG&A ($Millions) $6.2 $7.5 $10.5 $19.1 EBITDA Margin (% of sales) 23.7% 20.3% 30% - 35% 39% - 41% Net Margin (% of sales) 15.7% 10.9% 20% - 23% 28% - 31% *Assuming revenue splits of approximately 23% SaaS, 25% DaaS , and 52% on premise - based sales ** 37% SaaS, 21% DaaS , and 42% on premise - based sales and based on current visibility; . other internal assumptions also included in forward numbers

Driving Business Performance Financial Model *Assuming revenue splits of approximately 23% SaaS, 25% DaaS , and 52% on premise - based sales ** 37% SaaS, 21% DaaS , and 42% on premise - based sales and based on current visibility; . other internal assumptions also included in forward numbers 40.9% 41.5% 34.0% 29.0% 12.5% 12.4% 8.6% 8.2% 23.8% 27.3% 21.0% 19.1% 22.8% 18.8% 36.4% 43.7% 2012A 2013A at $50M at $100M EBITDA Margin SG&A R&D COGS Margin profile as new model scales

Driving Business Performance Questions Thank you. Any Questions? Michael G. Jamieson President & Chief Executive Officer Email : mikej@mamsoft.co.uk Tel: +44 (0) 1226 352900 Charles F. Trapp Executive Vice President & Chief Financial Officer Email: charlie.trapp@mamsoftwaregroup.com Tel: (610) 336 9045 x 240